Annual Meeting of Shareholders May 24, 2021 Exhibit 99.1 Randolph Bancorp, Inc.

Randolph Bancorp, Inc. 2 Kenneth K. Quigley, Jr. Chair of the Board of Directors Call to Order Introduction of Directors and Chair of the meeting 2

Randolph Bancorp, Inc. 3 Proposal 1 Election of three Class II director nominees to serve on our Board of Directors for a term of three years, in each case until their respective successors are duly elected and qualified Daniel M. Joyce Kenneth K. Quigley, Jr. Louis J. Trubiano Proposal 2 Ratification of the appointment of Crowe LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021 Proposal 3 Approval of the Randolph Bancorp, Inc. 2021 Equity Incentive Plan

Randolph Bancorp, Inc. 4 William M. Parent President and Chief Executive Officer Annual report and update to shareholders

Forward-Looking Statements 5 This presentation contains statements which, to the extent that they are not recitations of historical fact may constitute forward-looking statements for purposes of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Such forward-looking statements may include financial and other projections as well as statements regarding Randolph Bancorp, Inc.’s (the “Company”) future plans, objectives, performance, revenues, growth, profits, operating expenses or the Company’s underlying assumptions. The words “may,” “would,” “should,” “could,” “will,” “likely,” “possibly,” “expect,” “anticipate,” “intend,” “indicate,” “estimate,” “target,” “potentially,” “promising,” “probably,” “outlook,” “predict,” “contemplate,” “continue,” “plan,” “strategy,” “forecast,” “project,” “annualized,” “are optimistic,” “are looking,” “are looking forward” and “believe” or other similar words and phrases may identify forward-looking statements. Persons reading this document are cautioned that such statements are only predictions, and that the Company’s actual future results or performance may be materially different. Such forward-looking statements involve known and unknown risks and uncertainties. A number of factors, many of which are beyond the Company’s control, could cause our actual results, events or developments, or industry results, to be materially different from any future results, events or developments expressed, implied or anticipated by such forward-looking statements, and so our business and financial condition and results of operations could be materially and adversely affected. The COVID-19 pandemic (the “Pandemic”) is adversely affecting us, our clients, counterparties, employees, and third-party service providers, and the ultimate extent of the impacts on our business, financial position, results of operations, liquidity, and prospects is uncertain. Continued deterioration in general business and economic conditions, including further increases in unemployment rates or turbulence in domestic or global financial markets, could adversely affect our revenues and the values of our assets and liabilities, reduce the availability of funding, lead to a tightening of credit, and further increase stock price volatility. In addition, changes to statutes, regulations, or regulatory policies or practices as a result of, or in response to the Pandemic or changes in the Presidential administration, could affect us in substantial and unpredictable ways. Other factors include, among others, our need for capital; our ability to control operating costs and expenses, and to manage loan and lease delinquency rates; the credit risks of lending activities and overall quality of the composition of our loan, lease and securities portfolio; the impact of economic conditions, consumer and business spending habits, and real estate market conditions on our business and in our market area; changes in the levels of general interest rates, deposit interest rates, or net interest margin and funding sources; changes in banking regulations and policies and the possibility that any banking agency approvals we might require for certain activities will not be obtained in a timely manner or at all or will be conditioned in a manner that would impair our ability to implement our business plans; changes in accounting policies and practices or accounting standards, including ASU 2016-13 (Topic 326), “Measurement of Credit Losses on Financial Instruments,” commonly referenced as the Current Expected Credit Loss model, which has changed how we estimate credit losses and may result in further increases in the required level of our allowance for credit losses; unanticipated regulatory or legal proceedings, outcomes of litigation or other contingencies; cybersecurity events; the inability of key third-party providers to perform their obligations to us; our ability to attract and retain key personnel; competition in our marketplace; war or terrorist activities; social or civil unrest; material differences in the actual financial results, cost savings and revenue enhancements associated with our acquisitions; uncertainty regarding the future of LIBOR; the impact of public health issues and pandemics, and their effects on the economic and business environments in which we operate; the effect of the Pandemic, including on our credit quality and business operations, as well as its impact on general economic and financial market conditions; and other factors as described in our securities filings with the U.S. Securities and Exchange Commission (the “SEC”). All forward-looking statements and information set forth herein are based on Company management’s current beliefs and assumptions as of the date hereof and speak only as of the date they are made. The Company does not undertake to update forward-looking statements. For a complete discussion of the assumptions, risks and uncertainties related to our business, you are encouraged to review our filings with the SEC, including our most recent Annual Report on Form 10-K, as updated by our quarterly or other reports subsequently filed with the SEC, including our most recent Quarterly Report on Form 10-Q. Member FDIC. Equal Housing Lender. Securities, insurance, foreign exchange, and derivatives products are not a deposit, not FDIC insured, not bank guaranteed, not insured by any federal government agency, and may lose value. Statement on Non-GAAP Measures: The Company uses certain non-GAAP financial measures in its analysis of the Company’s performance, and believes that the presentation of certain non-GAAP financial measures provides useful supplemental information that is essential to an investor’s proper understanding of the results of operations and financial condition of the Company. These non-GAAP measures should not be viewed as substitutes for the financial measures determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

2020 Highlights 6 Increased non-brokered deposits by $90 million Achieved growth in low-cost core deposits Mortgage loan originations of $1.7 billion Took full advantage of the refinancing market Net gains on loan origination and sales activities of $54.2 million Earned high margins on loan sales Net income of $19.9 million, or $3.86 per diluted share Enormous improvement in profitability Increased stockholders’ equity by 27%, to $100 million Strong capital for the future Cash, securities and loans held for sale at 26% of assets High liquidity

Pandemic Response Over $15 million of Paycheck Protection Program loans in 2020, including loans to: 41 women-owned businesses At least 23 minority-owned businesses Preserved wages for over 1,7000 workers in our community 7 PPP Loans Loan Payment Deferrals Quick and effective adaptation to remote working arrangements Increased pay and health benefits for affected staff Enhanced cleaning, ventilation, physical distancing and office access protocols put in place Strong customer engagement and training on digital platforms $150,000 of donations to the community Team & Customer Support Handled around 500 customer inquiries about mortgage loan forbearance Approved temporary payment deferrals on residential mortgage loans $18.8 million in portfolio $68.5 million serviced for others Worked one-on-one with commercial borrowers Customers are back on track in making their loan payments

Extraordinary Transitions in 2020 8 Situation Transition Mortgage servicing Record volumes of mortgage production and sales in the low interest rate environment Majority of residential mortgage loans sold servicing retained Mortgage servicing portfolio increased to $1.8 billion Decision to outsource our residential loan servicing to a leading player Expected benefits in customer experience, technology, efficiency, scalability and flexibility in secondary market outlets Remote working Most back-office staff transitioned to remote work while maintaining productivity Remote work, office space consolidation Closure and consolidation of residential lending offices Relocation and reduction of headquarters and mortgage operations space in 2021 Team Transition of CEO, CFO, Controller, Compliance Officer and Commercial team One-time retirement costs in 1Q2020 Team reset with talent for growth Capital $19.9 million of net income $2.6 million provision for loan losses and $0.6 million reserve for unfunded commitments Fortress balance sheet for growth and any credit setbacks Focused capital management with 10% buyback plan initiated

9 Strategic Initiatives Reset mortgage banking business under normalized market conditions Expand traditional community bank operations Retain and grow strong core deposit base Improve asset diversification through growth in commercial banking Maintain credit discipline Improve operating efficiency quarter-over-quarter through operating leverage Create a more balanced community bank Improve ability to compete in the marketplace Prudent capital management to maximize shareholder returns

Building Franchise Value Growth in non-interest bearing and core deposits Progressive reduction in brokered deposits 10 Deposits ($ million) Loans ($ million) Gradual diversification towards more commercial lending Decreasing percentage of residential fixed-rate mortgages Bar Chart

11 +15.1% Net Interest Income ($000) Net Interest Margin Net Interest Income Growth Strong net interest income growth and margin protection during a difficult interest rate environment Bar Chart

Mortgage Banking Activity Loan sales progressively increased in 2019 and accelerated in 2020Q2 with the onset of the pandemic and the resulting decrease in interest rates which launched a mortgage refinancing boom Total sales in 2020 reached a record of $1.5 billion Outlook for 2021 is for strong but declining loan sale volume as mortgage interest rates rise and housing inventories remain tight 12 Mortgage Banking Activity ($000) Bar Chart

Loans Serviced for Others Residential mortgage loans serviced for others increased $850 million, or 78% from the first quarter of 2020, creating an opportunity to generate recurring loan servicing fees in a higher interest rate environment As mortgage interest rates rise, mortgage refinancings and prepayments are expected to slow down, increasing the value of mortgage servicing rights Plans are to outsource mortgage loan servicing in 2021Q3, but the servicing rights and branding would remain with Envision Bank 13 Loans Serviced for Others ($ Millions) Bar Chart

Consolidated Footprint 14 Branch Loan production office Loan production office (closed in 2021Q1) Headquarters (to close in 2021Q2) Headquarters (to open in 2021Q3) Mortgage administrative office (closed in 2020Q4) Mortgage administrative office (to close in 2022Q1) Map

15 Net Income ($000)* Net Income Generation *Net income and fully diluted earnings per share are also shown on a non-GAAP basis to exclude unusual items: 2020Q1: $1.4 million of expense related to the retirement of the former CEO and CFO and $18,000 of COVID-19-related expenses pretax 2020Q2: COVID-19-related expenses of $189,000 pretax 2020Q3: COVID-19-related expenses of $22,000 pretax 2020Q4: Expenses of $294,000 related to closure of a residential lending office and $69,000 related to COVID-19 pretax 2021Q1: $109,000 accrued severance related to outsourcing of residential loan servicing pretax Earnings Per Share ($), fully diluted* Bar Chart

Operating Leverage 16 *Efficiency ratio and ROA are also shown on a non-GAAP basis to exclude unusual items: 2020Q1: $1.4 million of expense related to the retirement of the former CEO and CFO and $18,000 of COVID-19-related expenses pretax 2020Q2: COVID-19-related expenses of $189,000 pretax 2020Q3: COVID-19-related expenses of $22,000 pretax 2020Q4: Expenses of $294,000 related to closure of a residential lending office and $69,000 related to COVID-19 pretax 2021Q1: $109,000 accrued severance related to outsourcing of residential loan servicing pretax Efficiency Ratio* Return on Assets* Bar Chart

Covid-19 Loan Payment Deferrals 17 A small number of borrowers are currently in payment deferral and are closely monitored *As reported in earnings releases. Covid-19 Loan Payment Deferrals by Loan Type ($000) Bar Chart

Asset Quality 18 Credit difficulties are contained to a manageable number of relationships Net charge-offs remained benign throughout the pandemic Provision build was triggered by the onset of the COVID-19 pandemic ALLL of 1.41% of portfolio loans, excluding PPP, at year end $213,000 release of provision in 2021Q1: Improving economic trends Relaxation of business restrictions Many borrowers with loan payment deferrals resumed normal payments Nonperforming Loans ($000) and Net Chargeoffs Provision for Loan Losses ($000) Bar Chart

Strong Capital Position 19 Envision Bank Leverage Ratio Capital generation was primarily through earnings of $20 million in 2020 and $4.1 million in 2021Q1 Capital available to fund organic balance sheet growth and capital management alternatives Bar Chart

Stock Price and Valuation Multiples 20 A second buyback plan commenced in October 2020 for 10% of then outstanding shares $3.2 million of stock was repurchased through 3/31/2021, completing 29% of the plan Line Chart

Challenges and Opportunities Ahead 21 Improve performance and financial ratios Continue to generate positive operating leverage Right-size the mortgage banking business to generate sustainable income as the refinancing market wanes Diversify loan generation Maintain credit focus Expand commercial lending Exploit dislocation in the local marketplace created by M&A Grow core deposit funding Convert PPP borrowers into long-term small business relationships Expand online deposit gathering in selected markets Convert residential mortgage loan customers into depositors Exploit dislocation in the local marketplace created by M&A Enhance franchise value Broaden customer relationships Upgrade customer experience Manage talent development, retention and diversity Deploy excess capital and liquidity Leverage the balance sheet Remunerate shareholders

5 Quarter Income (GAAP & Non-GAAP)

Income Statement *$ in thousands, except share and per share data*	2020Q1	2020Q2	2020Q3	2020Q4	2021Q1
Interest and dividend income	$ 6,053	$ 6,059	$ 5,648	$ 5,828	$ 5,761
Interest expense	1,628	1,326	979	788	670
Net interest income	4,425	4,733	4,669	5,040	5,091
Non-interest income	6,451	13,499	19,874	15,587	12,423
Non-interest expense	10,959	11,379	11,051	12,927	11,951
Pre-provision, pre-tax income	(83)	6,853	13,492	7,700	5,563
Provision for loan losses	724	1,068	546	215	(213)
Income tax expense	11	594	2,661	2,211	1,664
Net income	$ (818)	$ 5,191	$ 10,285	$ 5,274	$ 4,112
Weighted average commons shares outstanding (diluted)	5,158,294	5,092,490	5,120,367	5,244,414	5,254,907
Income per common share	$ (0.16)	$ 1.02	$ 2.01	$ 1.01	$ 0.78
Non-recurring expense:					
Retirement salary, benefits and accelerated stock-based compensation	1,375	-	-	-	-
Residential lending office closure	-	-	-	294	-
Accrued severance expenses	-	-	-	69	109
COVID-19 related expenses	18	189	22	-	-
Total pre-tax impact of non-recurring items					
Income tax effect	-	-	(4)	(78)	(31)
Net income, adjusted for non-recurring items	$ 575	$ 5,380	$ 10,303	$ 5,559	$ 4,190
Income per common share, adjusted	$ 0.11	$ 1.06	$ 2.01	$ 1.06	$ 0.79
GAAP Ratios					
Net interest margin	2.91%	2.88%	2.81%	3.02%	2.96%
Efficiency ratio (GAAP)	101%	62%	45%	63%	68%
ROAA (annualized)	-0.51%	2.97%	5.82%	2.95%	2.26%
ROAE (annualized)	-4.10%	25.16%	45.22%	21.05%	15.90%
Non-GAAP Ratios					
Non-GAAP Efficiency ratio	88%	61%	45%	61%	68%
Non-GAAP ROAA (annualized)	0.36%	3.08%	5.83%	3.11%	2.30%
Non-GAAP ROAE (annualized)	2.88%	26.07%	45.30%	22.18%	16.21%

22

5 Quarter Balance Sheet Summary 23 Balance Sheet $ in thousands, except share and per share data 3/31/2020 6/30/2020 9/30/2020 12/31/2020 3/31/2021 Cash $ 21,735 $ 76,493 $ 49,091 $ 13,774 $ 54,950 Securities available for sale, at fair value 55,465 54,462 55,551 55,366 54,148 Loans held for sale, at fair value 58,781 61,673 87,805 119,112 93,176 Loans: 1-4 family residential 250,006 246,236 235,955 235,648 239,190 Home equity 43,503 43,493 48,097 48,166 49,073 Commercial real estate 126,608 134,750 141,862 143,893 146,930 Construction 35,327 35,181 32,064 31,050 29,975 Total real estate loans 455,444 459,660 457,978 458,757 465,168 Commercial and industrial 9,031 22,940 20,388 20,259 23,869 Consumer 15,344 13,436 11,696 10,289 8,724 Total loans 479,819 496,036 490,062 489,305 497,761 Allowance for loan losses (4,996) (6,059) (6,597) (6,784) (6,563) Net deferred loan costs and fees, and purchase premiums 1,403 961 1,083 1,123 785 Loans, net 476,226 490,938 484,548 483,644 491,983 Other assets 40,679 40,475 45,973 49,176 43,931 Total assets $ 652,886 $ 724,041 $ 722,968 $ 721,072 $ 738,188 Deposits: Non-interest bearing $ 65,017 $ 89,015 $ 93,352 $ 96.731 $ 118,623 Savings accounts 144,980 165,234 175,316 185,481 192,712 NOW accounts 39,598 48,014 47,032 53,530 62,772 Money market accounts 67,220 75,827 74,874 77,393 78,236 Term certificates 102,253 104,905 94,438 83,443 75,690 Brokered 85,951 55,972 37,273 31,729 32,225 Total deposits 505,019 538,967 522,285 528,307 560,258 Borrowings 52,013 86,954 82,221 73,326 60,024 Other liabilities 16,898 13,591 23,524 19,620 17,047 Total Liabilities 573,930 639,512 628,030 621,253 637,329 Stockholders' equity 78,956 84,529 94,938 99,819 100,859 Total liabilities and stockholders' equity $ 652,886 S 724,041 $ 722,968 $ 721,072 $ 738,188 Outstanding shares 5,466,344 5,479,884 5,524,390 5.495.514 5,364,240 Tangible book value per share $ 14.44 $ 15.42 $ 17.18 $ 18.16 $ 18.80

Questions and answers Report on voting results 24